FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  September 4, 2001
                      Commission file number 0-23333


                          TIMBERLAND BANCORP, INC.
              (Exact name of registrant as specified in its charter)


Washington                          0-23333                91-1863696
----------                          -------                ----------
State or other jurisdiction         Commission            (I.R.S. Employer
 of incorporation                   File Number             Identification No.)


624 Simpson Avenue, Hoquiam, Washington                    98550
---------------------------------------                    -----
(Address of principal executive office)                  (Zip Code)


       (Registrant's telephone number, including area code): (360) 533-4747



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)



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Item 4.    Changes in Registrant's Certifying Accountant
--------------------------------------------------------
(a) On September 4, 2001, Timberland Bancorp, Inc. (the "Registrant") was notified that McGladrey & Pullen, LLP, had acquired the attest assets and practice of the Registrant's independent auditors Knight Vale & Gregory PLLC effective September 1, 2001, and that Knight Vale & Gregory PLLC would no longer be the auditor for the Registrant. McGladrey & Pullen, LLP was engaged as the Registrant's new auditor on September 7, 2001.

(b) The auditor's reports from Knight Vale & Gregory PLLC for the Registrant's past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(c) The decision to engage McGladrey & Pullen, LLP, was approved by the Registrant's board of directors.

(d) During the Registrant's two most recent fiscal years and the subsequent interim period preceding the change in auditors, there were no disagreements with Knight Vale & Gregory PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(e) The Registrant has requested Knight Vale & Gregory PLLC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Item. A copy of that letter dated September 7, 2001, is filed as Exhibit 16 to this Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.
----------------------------------------------------------------------------
(c) Exhibits
Exhibit 16  Letter of Knight Vale & Gregory PLLC


                              SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 7, 2001        By:   /s/Michael R. Sand
                                      ------------------
                                      Michael R. Sand
                                      Executive Vice President & Secretary




                                      2

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                                 Exhibit 16

                      Letter of Knight Vale & Gregory, PLLC
























                                     3


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Securities and Exchange Commission
Washington, D.C.  20549

Subject:     Timberland Bancorp, Inc.
             File No. 000-23333

Ladies and Gentlemen:

We were previously the independent accountants for Timberland Bancorp, Inc. and on November 2, 2000 we reported on the consolidated financial statements of Timberland Bancorp, Inc. and subsidiaries as of September 30, 2000 and 1999 and for each of the three years in the period ended September 30, 2000. On September 4, 2001, we informed Timberland Bancorp, Inc. that McGladrey & Pullen, LLP had acquired our attest assets and we would no longer be the independent accountants of Timberland Bancorp, Inc. We have read Timberland Bancorp, Inc.'s statements included under Item 4 of its Form 8-K dated September7, 2001 and we agree with such statements.


/s/Knight Vale & Gregory PLLC
-----------------------------
Knight Vale & Gregory PLLC

September 7, 2001
Tacoma, Washington





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